UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

October 20, 2003

(Date of earliest event reported)

IMMUCELL CORPORATION

(Exact name of registrant as specified in its charter)

0-15507

(Commission file number)

DELAWARE	01-0382980
(State or other jurisdiction	(I.R.S. Employer
of incorporation)	Identification No.)

56 Evergreen Drive

Portland, ME 04103

(Address of principal executive offices and zip code)

(207) 878-2770

(Registrant’s telephone number, including area code)

Item 7.    Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Exhibits

99.1    Press Release of Company dated October 20, 2003

Item 12.    Results of Operations and Financial Condition

On October 20, 2003, ImmuCell Corporation (the “Company”) issued a press release announcing earnings results for the three and nine month periods ended September 30, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 of the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUCELL CORPORATION

Date: October 21, 2003	By:	/s/ MICHAEL F. BRIGHAM
Michael F. Brigham President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release of the Company dated October 20, 2003